UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): February 11, 2013

ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd, Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)

(281) 933-3339
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

On February 13, 2013, ION Geophysical Corporation (the “Company”) issued a press release containing information regarding the Company’s results of operations for the quarter and year ended December 31, 2012. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 11, 2013, the Compensation Committee of the Board of Directors of the Company approved the 2013 Incentive Compensation Plan (the “Plan”). The Plan was established to motivate all participating employees to achieve their highest level of individual and team performance and to align the employees to accomplish and share in the achievement of established financial goals of the Company and its subsidiaries. Performance under the Plan is measured on a fiscal (calendar) year, and payments under the Plan are made annually. Awards under the Plan would expect to be made in February 2014. All full-time employees (including the Named Executive Officers under the Company's proxy statement) who begin employment prior to October 1, 2013 are eligible to participate in the Plan. Temporary or part-time employees, contractors, consultants and interns are not eligible to participate in the Plan. Employees who participate in any other cash bonus incentive plan of the Company are not eligible to participate in the Plan. Employees who begin employment after January 1, 2013 but before October 1, 2013 will be eligible to participate in the Plan and will receive a prorated bonus award based upon the actual date of hire. Awards will be calculated after the close of the Plan year. The computation of awards generated under the Plan must be approved by the Compensation Committee.

The Plan is designed to equate the size of the payout to the performance of the individual participant. Every participating employee has the opportunity to earn a percentage of their base salary based on their individual and team performance, and achievement of the Company's and the applicable business unit's performance against planned objectives. Significant over-achievement against plan will result in an increase in the bonus pool size, and the potential for participants to earn a higher percentage of their base salaries. Target business performance will be measured with respect to the Company's operating income and such other factors as may be determined by the Compensation Committee.

If, during the Plan year, a significant beneficial or adverse change occurs resulting in a substantial positive or negative effect on the performance of the Company as a whole, the Compensation Committee may modify or revise the performance objectives for the Plan year in such manner as it may deem appropriate in its sole judgment. By way of illustration, and not limitation, such significant changes might result from sales of assets, or mergers, acquisitions, divestitures, or spin-offs. Such changes can also include, but are not limited to, other matters not anticipated by the Company when it approved Plan operating income criteria for the Plan year, such as economic conditions, indicators of growth or recession in the Company's business segments, nature of the operations of the Company, or changes in or effect of applicable laws, regulations, or accounting practices.

Item 7.01.    Regulation FD Disclosure

In conjunction with the above press release, the Company has scheduled a conference call, which will be broadcast live over the Internet, for Thursday, February 14 at 10:00 a.m. Eastern Time (9:00 a.m. Central). The information for accessing the conference call is included in the press release. The webcast of the conference call will be accompanied by a slide presentation, a copy of which is furnished as Exhibit 99.2 hereto.

The information contained in Items 2.02 and 7.01 and the exhibits of this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, or the Exchange Act.

The information contained in this report and the attached exhibits contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These forward-looking statements may include statements concerning future sales and market growth, future cash needs and future sources of cash, including availability under our revolving line of credit facility, predicted outcomes of litigation, future compliance with our debt financial covenants, sales expected to result from backlogs and pipelines, benefits expected to result from the INOVA Geophysical Equipment Limited joint venture, estimates regarding future commodity prices, future investments and other statements that are not of historical fact. Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risks associated with pending and future litigation, including the WesternGeco lawsuit; audit adjustments and other modifications to the Company’s financial statements not currently foreseen; the timing and development of the Company’s products and services and market acceptance of the Company’s new and revised product offerings; economic downturns and volatile credit environments; international political and economic events and turmoil, the performance of INOVA; the Company’s level of indebtedness, including compliance with debt covenants; competitors’ product offerings and pricing pressures resulting therefrom; risks that sources of capital may not prove adequate; collection of receivables; and technological and marketplace changes affecting the Company’s product line. Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.

Item 9.01.    Financial Statements and Exhibits

(a)    Financial statements of businesses acquired.

Not applicable.

(b)    Pro forma financial information.

Not applicable.

(c)    Shell company transactions.

Not applicable.

(d)    Exhibits.

Exhibit Number    Description

99.1        Press Release dated February 13, 2013.

99.2        February 14, 2013 Conference Call Presentation Slides.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2013	ION GEOPHYSICAL CORPORATION
	By:	/s/ DAVID L. ROLAND
David L. Roland
Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit Number    Description

99.1        Press Release dated February 13, 2013.

99.2        February 14, 2013 Conference Call Presentation Slides.

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